UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 19, 2021

Solitron Devices, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-04978	22-1684144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3301 Electronics Way, West Palm Beach, Florida	33407
(Address of principal executive offices)	(Zip Code)

(561) 848-4311

(Registrant’s telephone number, including area code)

__________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On November 19, 2021, Solitron Devices, Inc. (the “Company” or “Solitron”) entered into the Replacement Second Amendment to Lease with LaBoheme Properties, Inc. (the “Landlord”), effective as of November 19, 2021 (the “Replacement Lease Amendment”). The Replacement Lease Amendment amends and replaces the Second Amendment to Lease, effective as of November 3, 2021, entered into by and between Solitron and the Landlord (the “Second Amendment”). As previously disclosed, the Company acquired a facility and real estate in West Palm Beach, Florida in April 2021 and began making the necessary improvements to the property to relocate its manufacturing operations and corporate headquarters. Due to circumstances beyond its control, the Company is unable to complete the relocation of its manufacturing operations and corporate headquarters by the end of the calendar year so it entered into the Second Amendment previously described in the Form 8-K filed on November 9, 2021 and based on changes to the Company’s needs entered into the Replacement Lease Amendment to extend the lease term over the leased premises through January 31, 2022 (the “First Extension Term”), extend the lease term over a portion of the leased premises through March 31, 2022 (the “Second Extension Term”) and extend the leases term over a portion of the leased premises through April 30, 2022 (the “Third Extension Term”). Solitron’s parking rights will be revised as of February 1, 2022 so that it will be entitled to use up to 20 parking spaces until the expiration of the Second Extension Term and will be entitled to use up to 10 parking spaces until the expiration of the Third Extension Term. In consideration for the lease extension, Solitron will convey the air conditioning unit for the property to the Landlord and will pay the current base rent of $41,291.86 for January 2022 and will pay rent of $3,000 per month in February and March 2022 and $1,500 for the month of April 2022. The Replacement Lease Amendment modifies the terms of the Second Amendment by extending the overall term of the lease by 1 month and keeping the current base rent amount for the month of January 2022.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Replacement Second Amendment to Lease, effective as of November 19, 2021, between LaBoheme Properties, Inc. and Solitron Devices, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 2021	SOLITRON DEVICES, INC.

	By:	/s/ Tim Eriksen
Tim Eriksen
Chief Executive Officer and
Interim Chief Financial Officer

3